UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21586

First Trust Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust
Enhanced Equity Income Fund (FFA)

Annual Report
For the Year Ended
December 31, 2025

Table of Contents
First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2025

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission which permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.3875 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objective, Policies, and Risks section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

First Trust Enhanced Equity Income Fund (FFA)
“AT A GLANCE”
As of December 31, 2025 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FFA
Common Share Price	$22.02
Common Share Net Asset Value (“NAV”)	$23.72
Premium (Discount) to NAV	(7.17)%
Net Assets Applicable to Common Shares	$474,115,273
Current Quarterly Distribution per Common Share(1)	$0.3875
Current Annualized Distribution per Common Share	$1.5500
Current Distribution Rate on Common Share Price(2)	7.04%
Current Distribution Rate on NAV(2)	6.53%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	1 Year Ended 12/31/25	5 Years Ended 12/31/25	10 Years Ended 12/31/25	Inception (8/26/04) to 12/31/25
Fund Performance(3)
NAV	20.24%	12.91%	12.47%	9.25%
Market Value	14.05%	12.08%	13.07%	8.64%
Index Performance
S&P 500® Index	17.88%	14.42%	14.82%	10.49%
Cboe S&P 500® BuyWrite Monthly Index	8.91%	9.33%	7.31%	5.64%

Top Ten Holdings	% of Total Investments
Apple, Inc.	9.2%
Microsoft Corp.	9.1
NVIDIA Corp.	7.1
Alphabet, Inc., Class C	6.7
JPMorgan Chase & Co.	4.2
Broadcom, Inc.	3.7
Amazon.com, Inc.	2.5
Eli Lilly & Co.	2.1
Cisco Systems, Inc.	1.9
Coca-Cola (The) Co.	1.9
Total	48.4%

Sector Allocation	% of Total Investments
Information Technology	36.6%
Financials	14.8
Communication Services	11.4
Health Care	9.2
Consumer Discretionary	8.7
Industrials	6.7
Consumer Staples	4.8
Utilities	2.2
Energy	1.9
Materials	1.9
Real Estate	1.8
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	98.4%
Common Stocks - Business Development Companies	0.9
Call Options Written	(0.1)
Net Other Assets and Liabilities	0.8
Total	100.0%

(1)
Most recent distribution paid through December 31, 2025. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of December 31, 2025. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2025 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Enhanced Equity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Chartwell Investment Partners, LLC (“Chartwell”), a wholly-owned subsidiary of Raymond James Investment Management, is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. Chartwell is the portfolio manager of the Fund.
Portfolio Management Team
Douglas W. Kugler, CFA
Senior Portfolio Manager
Jeffrey D. Bilsky
Senior Portfolio Manager
Commentary
First Trust Enhanced Equity Income Fund
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
Stock markets continued their rally in 2025. After rising over 25% in each of the last two years, the S&P 500® Index (the “Index”) rose another 17.88% (on a total return basis) in 2025. This brings the three-year total return for calendar years 2023 - 2025 to 86.11%, which is the second highest three-year stretch since the three-year period ending in 1999.  While in the first half of this year the Index was up a solid 6.20%, the second half accelerated to an 11.00% return. The Index rose steadily throughout the last six months of 2025 led mainly by the Communication Services, Health Care and Information Technology sectors. This increase happened despite continued geo-political turmoil both domestically and internationally and, in our opinion, was mostly driven by better-than-expected corporate profits and an overall healthy domestic economy despite some signs of weakness being seen by companies within their lower income customers. The concentration of returns in the Index from a small group of larger capitalization stocks has been something that has been written about for a number of years. Overall, 2025 continued that trend with the “Magnificent Seven” (Apple, Inc., Microsoft Corp., Tesla, Inc., Meta Platforms, Inc., Alphabet, Inc., NVIDIA Corp., and Amazon.com, Inc.) contributing about 43% of the Index’s total return for the year. However, something was different in the second half of the year compared to the first half - small-cap stocks performed better than large-cap stocks as shown by the Russell 2000® Index rising just under 15% for the back half of 2025 versus the Index’s 11% return. We believe this could be the “broadening out” of performance that many market experts have hoped to see.

Portfolio Commentary (Continued)
First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2025 (Unaudited)
Performance Analysis
Average Annual Total Returns
	1 Year Ended 12/31/25	5 Years Ended 12/31/25	10 Years Ended 12/31/25	Inception (8/26/04) to 12/31/25
Fund Performance(1)
NAV	20.24%	12.91%	12.47%	9.25%
Market Value	14.05%	12.08%	13.07%	8.64%
Index Performance
S&P 500® Index	17.88%	14.42%	14.82%	10.49%
Cboe S&P 500® BuyWrite Monthly Index	8.91%	9.33%	7.31%	5.64%

Performance of a $10,000 Initial Investment
December 31, 2015 - December 31, 2025
$40,000
$30,000
$20,000
$10,000
$0
$39,827
$34,154
$20,248
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
12/31/25
First Trust Enhanced Equity Income Fund
S&P 500® Index
Cboe S&P 500® BuyWrite Monthly Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance Summary
For the 12-month period ended December 31, 2025, the Fund’s net asset value (“NAV”) and market value returns(1) were 20.24% and 14.05% on a total return basis, respectively. The Index returned 17.88% on a total return basis over the same period. The covered call options program had a slight negative influence on the Fund’s return for the period, which we would expect given the Index’s and the Fund’s strength during the period. Overall, the equity portfolio outperformed the Index during the period despite two broad themes in the market being headwinds to performance. As we have written about in the past, our approach in managing the Fund is to create a portfolio with a yield that is higher than that of the market while also having an overall valuation that is lower than that of the market. This causes the portfolio to have a slight tilt towards the value side of the value/growth continuum. For the period, the Russell 1000® Value Index trailed its Growth counterpart by approximately 2.6 percentage points. Another headwind was that higher-yielding stocks lagged lower-yielding stocks as shown by a Bank of America Merrill Lynch study. This study segmented the Index into those stocks with the highest yields and those with the lowest yields and compared their relative performance. For the period, the 200 stocks in the Index with the lowest yields outperformed the 200 stocks in the Index with the highest yields by almost 6 percentage points.
Specifically, within the equity portfolio, positive stock selection was the driver of the outperformance with a smaller positive impact from the allocation of investments between sectors and groups. Positively impacting allocation was an overweight to the Banks group combined with an underweight to the Consumer Discretionary sector which was one of the worst-performing sectors in the Index. Also helping sector allocation was an underweight to the Health Care sector. These beneficial allocations were offset by the Fund’s holding of Cash and a slight overweight in the Consumer Staples sector. Stock selection, as previously mentioned, was the main driver of the

(1)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust Enhanced Equity Income Fund (FFA)
Annual Report
December 31, 2025 (Unaudited)
equity portfolio’s outperformance. The strongest stock selection occurred in the Financials and Industrials sectors where the Fund was overweight Goldman Sachs Group Inc. (56.61%), Morgan Stanley (45.18%), Caterpillar Inc. (60.30%) and Vertiv Holdings Co-Class A (42.80%). Weak stock selection occurred in the Health Care sector and the Banks group and was caused by overweights in United Health Group Inc. (-33.11%), Danaher Corp. (-23.80%), Huntington Bancshares, Inc. (10.77%) and not holding Citigroup, Inc. (70.37%)
Market Outlook
As has happened many times in the past, the equity markets rose in the face of the proverbial “wall of worry” this year. At the start of the year, there were questions about what the newly elected administration’s impact would be on the economy, (e.g. tariffs), on the nation’s social fabric (e.g. immigration) and the world’s geo-politics. The impacts on these areas, and others, have been significant to say the least. However, the equity markets, even with one significant (but short-lived) drawdown, continued to go higher. The domestic economy and the U.S. consumer remained resilient and shrugged off the impact of tariffs, as companies found ways to mitigate the effect to their bottom-lines. Corporate investment in artificial intelligence (“AI”) was breath-taking during the period and most likely helped support the economy and the markets. The passage of some economically stimulative legislation which will have its impact in 2026, three 25 basis point reductions in the Federal Funds rate in 2025, the prospect for additional cuts, and better than expected corporate profits, provided additional fuel to the market. However, there continue to be “worries” for the markets to deal with in the upcoming year: Will the newly named Chairman of the Federal Reserve Board and the Board itself be able to maintain the independence that the markets would like to see?  Continued geo-political uncertainties (i.e. Greenland, Iran, China, Ukraine); Questions around the U.S. economy (i.e. softening job market, where is inflation headed, bifurcated (“K”-shaped) economy); Will the adoption of AI be large enough and effective enough to justify the enormous amount of money being spent? Will the slight broadening of the performance of the equity markets continue and maybe expand further?
History tells us that the market will find a way to deal with these issues and continue its upward march. This is our base-case scenario. There can always be a “black swan” event that could have an outsized impact on the economy and the markets, but unless such an event occurs, we believe that the domestic economy and the consumers within it will remain resilient. That should support continued strong corporate profit growth that would underpin the equity markets. However, given the current valuation of the market, the length and size of the current rally, and the history of the market during the second year of the presidential cycle and mid-term elections, we believe that the volatility the market saw in April 2025 has a good chance of being repeated.
While we await a clearer view of the future, we will continue to manage the Fund with the objective of providing a high level of current income and gains and, to a lesser extent, capital appreciation over the market cycle.
Managed Distribution Policy
The Fund’s managed distribution policy (the “Plan”) permits the Fund to make periodic distributions of long-term capital gains as frequently as quarterly each tax year. The plan has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. Under the Plan, the Fund currently intends to continue to pay a recurring quarterly distribution in the amount of $0.3875 per Common Share that reflects the distributable cash flow of the Fund.  Based on the $0.3875 per share quarterly Common Share distribution, the annualized distribution rate as of December 31, 2025 was 6.53% at NAV and 7.04% at market price. For the 12-month period ended December 31, 2025, 6% of the distributions were characterized as ordinary income and 94% were categorized as realized gain. The final determination of the source and tax status of all 2025 distributions will be made after the end of 2025 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments
December 31, 2025

Shares	Description	Value
COMMON STOCKS – 98.4%
	Aerospace & Defense – 0.7%
2,500	TransDigm Group, Inc.	$3,324,625
	Air Freight & Logistics – 1.3%
21,000	FedEx Corp. (a)	6,066,060
	Banks – 6.3%
390,000	Huntington Bancshares, Inc. (a)	6,766,500
61,000	JPMorgan Chase & Co. (a)	19,655,420
17,500	PNC Financial Services Group (The), Inc.	3,652,775
		30,074,695
	Beverages – 2.3%
125,000	Coca-Cola (The) Co. (a)	8,738,750
140,000	Primo Brands Corp. (a)	2,289,000
		11,027,750
	Biotechnology – 1.7%
36,000	AbbVie, Inc. (a)	8,225,640
	Broadline Retail – 2.4%
50,000	Amazon.com, Inc. (a) (b)	11,541,000
	Capital Markets – 3.0%
8,000	Goldman Sachs Group (The), Inc. (a) (c)	7,032,000
40,000	Morgan Stanley (a)	7,101,200
		14,133,200
	Chemicals – 1.3%
14,000	Linde PLC (a)	5,969,460
	Communications Equipment – 2.5%
21,500	Arista Networks, Inc. (b) (c)	2,817,145
117,500	Cisco Systems, Inc. (a)	9,051,025
		11,868,170
	Consumer Finance – 0.9%
18,000	Capital One Financial Corp. (c)	4,362,480
	Consumer Staples Distribution & Retail – 1.1%
5,800	Costco Wholesale Corp. (a)	5,001,572
	Diversified Telecommunication Services – 1.9%
150,000	AT&T, Inc.	3,726,000
125,000	Verizon Communications, Inc.	5,091,250
		8,817,250
	Electric Utilities – 2.2%
42,500	American Electric Power Co., Inc. (a)	4,900,675
155,000	PPL Corp. (a)	5,428,100
		10,328,775
	Electrical Equipment – 1.9%
34,700	nVent Electric PLC	3,538,359
33,500	Vertiv Holdings Co., Class A (c)	5,427,335
		8,965,694
	Entertainment – 1.6%
25,000	Netflix, Inc. (a) (b)	2,344,000
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Entertainment (Continued)
20,100	Take-Two Interactive Software, Inc. (b) (c)	$5,146,203
		7,490,203
	Financial Services – 1.6%
22,000	Visa, Inc., Class A (a)	7,715,620
	Ground Transportation – 1.1%
70,000	Canadian Pacific Kansas City Ltd. (a)	5,154,100
	Health Care Equipment & Supplies – 0.8%
40,000	Medtronic PLC	3,842,400
	Health Care Providers & Services – 2.1%
7,800	McKesson Corp. (a)	6,398,262
10,400	UnitedHealth Group, Inc.	3,433,144
		9,831,406
	Hotels, Restaurants & Leisure – 3.5%
61,000	Carnival Corp. (a) (b)	1,862,940
73,000	Las Vegas Sands Corp. (c)	4,751,570
21,000	McDonald’s Corp. (a)	6,418,230
40,000	Starbucks Corp. (c)	3,368,400
		16,401,140
	Insurance – 1.9%
16,500	Arthur J. Gallagher & Co.	4,270,035
15,000	Chubb Ltd. (a)	4,681,800
		8,951,835
	Interactive Media & Services – 7.8%
100,000	Alphabet, Inc., Class C (a)	31,380,000
8,800	Meta Platforms, Inc., Class A (a)	5,808,792
		37,188,792
	IT Services – 1.8%
22,000	International Business Machines Corp. (a)	6,516,620
23,000	Okta, Inc. (b) (c)	1,988,810
		8,505,430
	Life Sciences Tools & Services – 1.1%
9,000	Thermo Fisher Scientific, Inc.	5,215,050
	Machinery – 1.7%
14,000	Caterpillar, Inc. (a)	8,020,180
	Metals & Mining – 0.6%
56,700	Freeport-McMoRan, Inc. (a) (c)	2,879,793
	Oil, Gas & Consumable Fuels – 1.9%
20,500	Chevron Corp.	3,124,405
50,000	Exxon Mobil Corp. (a)	6,017,000
		9,141,405
	Pharmaceuticals – 3.4%
9,000	Eli Lilly & Co. (a) (c)	9,672,120
61,000	Merck & Co., Inc. (a)	6,420,860
		16,092,980
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2025
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment – 12.3%
50,000	Broadcom, Inc. (a)	$17,305,000
36,800	Marvell Technology, Inc. (c)	3,127,264
14,500	Micron Technology, Inc. (c)	4,138,445
180,000	NVIDIA Corp. (a) (c)	33,570,000
		58,140,709
	Software – 10.6%
9,300	CrowdStrike Holdings, Inc., Class A (a) (b) (c)	4,359,468
88,900	Microsoft Corp. (a)	42,993,818
15,000	Oracle Corp.	2,923,650
		50,276,936
	Specialized REITs – 1.8%
107,000	Gaming and Leisure Properties, Inc.	4,781,830
30,000	Lamar Advertising Co., Class A	3,797,400
		8,579,230
	Specialty Retail – 1.7%
1,100	AutoZone, Inc. (b)	3,730,650
21,000	Dick’s Sporting Goods, Inc. (a)	4,157,370
		7,888,020
	Technology Hardware, Storage & Peripherals – 9.1%
159,000	Apple, Inc. (a)	43,225,740
	Textiles, Apparel & Luxury Goods – 1.1%
15,000	Ralph Lauren Corp.	5,304,150
	Tobacco – 1.4%
42,000	Philip Morris International, Inc. (a)	6,736,800
	Total Common Stocks	466,288,290
	(Cost $257,319,012)
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES – 0.9%
	Capital Markets – 0.9%
215,000	Ares Capital Corp.	4,349,450
	(Cost $3,728,891)
	Total Investments – 99.3%	470,637,740
	(Cost $261,047,903)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS – (0.1)%
	Call Options Written – (0.1)%
(45)	Arista Networks, Inc.	$(589,635)	$143.00	01/16/26	(4,275)
(60)	Capital One Financial Corp.	(1,454,160)	260.00	02/20/26	(25,200)
(20)	CrowdStrike Holdings, Inc., Class A	(937,520)	600.00	01/16/26	(140)
(20)	Eli Lilly & Co.	(2,149,360)	1,140.00	01/16/26	(11,000)
(150)	Freeport-McMoRan, Inc.	(761,850)	55.00	02/20/26	(22,500)
(25)	Goldman Sachs Group (The), Inc.	(2,197,500)	940.00	01/16/26	(12,675)
(100)	Las Vegas Sands Corp.	(650,900)	70.00	02/20/26	(16,400)
(200)	Las Vegas Sands Corp.	(1,301,800)	72.50	02/20/26	(21,800)
(65)	Marvell Technology, Inc.	(552,370)	100.00	01/16/26	(1,885)
(110)	Marvell Technology, Inc.	(934,780)	105.00	01/16/26	(1,540)
(55)	Micron Technology, Inc.	(1,569,755)	320.00	01/16/26	(15,950)
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Portfolio of Investments (Continued)
December 31, 2025
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS (Continued)
	Call Options Written (Continued)
(90)	Micron Technology, Inc.	$(2,568,690)	$335.00	01/16/26	$(12,690)
(360)	NVIDIA Corp.	(6,714,000)	210.00	02/20/26	(108,000)
(50)	Okta, Inc.	(432,350)	97.50	02/20/26	(3,950)
(100)	S&P 500® Index (d)	(68,455,000)	7,075.00	01/16/26	(26,000)
(225)	S&P 500® Index (d)	(154,023,750)	7,100.00	01/16/26	(37,350)
(100)	S&P 500® Index (d)	(68,455,000)	7,125.00	01/16/26	(10,600)
(100)	Starbucks Corp.	(842,100)	100.00	02/20/26	(5,700)
(60)	Take-Two Interactive Software, Inc.	(1,536,180)	280.00	02/20/26	(28,200)
(120)	Vertiv Holdings Co., Class A	(1,944,120)	185.00	01/16/26	(11,400)
	Total Written Options				(377,255)
	(Premiums received $770,224)

Net Other Assets and Liabilities – 0.8%	3,854,788
Net Assets – 100.0%	$474,115,273

(a)	All or a portion of these securities are pledged to cover index call options written. At December 31, 2025, the segregated value of these securities amounts to $296,404,162.
(b)	Non-income producing security.
(c)	All or a portion of this security’s position represents cover for outstanding options written.
(d)
Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund’s portfolio.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2025 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$466,288,290	$466,288,290	$—	$—
Common Stocks - Business Development Companies*	4,349,450	4,349,450	—	—
Total Investments	$470,637,740	$470,637,740	$—	$—

LIABILITIES TABLE
	Total Value at 12/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Written Options	$(377,255)	$(377,255)	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Assets and Liabilities
December 31, 2025

ASSETS:
Investments, at value	$ 470,637,740
Cash	4,041,310
Receivables:
Dividends	325,182
Reclaims	713
Prepaid expenses	2,565
Total Assets	475,007,510
LIABILITIES:
Options contracts written, at value	377,255
Payables:
Investment advisory fees	406,840
Audit and tax fees	48,061
Shareholder reporting fees	29,656
Administrative fees	20,472
Custodian fees	2,791
Legal fees	2,622
Transfer agent fees	2,135
Financial reporting fees	833
Other liabilities	1,572
Total Liabilities	892,237
NET ASSETS	$474,115,273
NET ASSETS consist of:
Paid-in capital	$ 263,987,224
Par value	199,881
Accumulated distributable earnings (loss)	209,928,168
NET ASSETS	$474,115,273
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$23.72
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	19,988,085
Investments, at cost	$261,047,903
Premiums received on options contracts written	$770,224
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statement of Operations
For the Year Ended December 31, 2025

INVESTMENT INCOME:
Dividends	$ 6,457,971
Interest	80,278
Foreign withholding tax	(6,618)
Other	13
Total investment income	6,531,644
EXPENSES:
Investment advisory fees	4,368,201
Administrative fees	192,133
Shareholder reporting fees	112,782
Audit and tax fees	55,100
Trustees’ fees and expenses	54,318
Listing fees	24,600
Legal fees	24,078
Transfer agent fees	23,664
Custodian fees	11,143
Financial reporting fees	9,625
Other	14,711
Total expenses	4,890,355
NET INVESTMENT INCOME (LOSS)	1,641,289
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	30,485,665
Written options contracts	(4,098,694)
Foreign currency transactions	145
Net realized gain (loss)	26,387,116
Net change in unrealized appreciation (depreciation) on:
Investments	52,526,572
Written options contracts	194,359
Foreign currency translation	(52)
Net change in unrealized appreciation (depreciation)	52,720,879
NET REALIZED AND UNREALIZED GAIN (LOSS)	79,107,995
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 80,749,284
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Statements of Changes in Net Assets

	Year Ended 12/31/2025	Year Ended 12/31/2024
OPERATIONS:
Net investment income (loss)	$ 1,641,289	$ 2,471,950
Net realized gain (loss)	26,387,116	25,899,798
Net change in unrealized appreciation (depreciation)	52,720,879	47,191,500
Net increase (decrease) in net assets resulting from operations	80,749,284	75,563,248
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(29,482,425)	(27,283,736)
Total increase (decrease) in net assets	51,266,859	48,279,512
NET ASSETS:
Beginning of period	422,848,414	374,568,902
End of period	$ 474,115,273	$ 422,848,414
COMMON SHARES:
Common Shares at end of period	19,988,085	19,988,085
See Notes to Financial Statements

First Trust Enhanced Equity Income Fund (FFA)
Financial Highlights
For a Common Share outstanding throughout each period

	Year Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of period	$ 21.16	$ 18.74	$ 16.69	$ 21.38	$ 18.29
Income from investment operations:
Net investment income (loss)	0.08 (a)	0.12 (a)	0.15 (a)	0.15	0.07
Net realized and unrealized gain (loss)	3.96	3.67	3.16	(3.58)	4.28 (b)
Total from investment operations	4.04	3.79	3.31	(3.43)	4.35
Distributions paid to shareholders from:
Net investment income	(0.09)	(0.12)	(0.29)	—	(0.18)
Net realized gain	(1.39)	(1.25)	(0.97)	(1.26)	(1.08)
Total distributions paid to Common Shareholders	(1.48)	(1.37)	(1.26)	(1.26)	(1.26)
Net asset value, end of period	$23.72	$21.16	$18.74	$16.69	$21.38
Market value, end of period	$22.02	$20.71	$18.27	$15.76	$21.29
Total return based on net asset value (c)	20.24%	20.88%	20.61%	(15.84)%	24.38% (b)
Total return based on market value (c)	14.05%	21.35%	24.53%	(20.19)%	28.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 474,115	$ 422,848	$ 374,569	$ 333,518	$ 427,233
Ratio of total expenses to average net assets	1.12%	1.12%	1.16%	1.13%	1.12%
Ratio of net investment income (loss) to average net assets	0.38%	0.61%	0.82%	0.81%	0.39%
Portfolio turnover rate	18%	21%	26%	21%	14%

(a)	Based on average shares outstanding.
(b)	The Fund received a reimbursement from Chartwell in the amount of $17,250, which represents less than $0.01 per share. Since the Fund was reimbursed, there was no effect on the Fund’s total return.
(c)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025
1. Organization
First Trust Enhanced Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FFA” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its Managed Assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund writes (sells) covered call options on a portion of the Fund’s Managed Assets. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities, including the value of call options written (sold). There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted with respect to its common shares subject to certain conditions. Under the Plan, the Fund currently intends to pay a quarterly distribution in the amount of $0.3875 per share. A portion of this quarterly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period but is expected to correlate with the Fund’s performance over time. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades:  (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2025, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025
writing (selling) the options. The Fund may write (sell) covered call options (“options”) on all or a portion of the equity securities held in the Fund’s portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, LLC (“Chartwell” or the “Sub-Advisor”), consistent with the Fund’s investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) “naked” or uncovered options. If certain equity securities held in the Fund’s portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
Options the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options contracts” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.
Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025
automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the year ended December 31, 2025, primarily as a result of the difference between book and tax treatments of income and gains on various investment securities held by the Fund, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $61,924 and a decrease in accumulated net realized gain (loss) on investments of $61,924. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2025 and 2024, was as follows:
Distributions paid from:	2025	2024
Ordinary income	$1,703,213	$11,932,139
Capital gains	27,779,212	15,351,597
Return of capital	—	—
As of December 31, 2025, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	3,798,590
Total undistributed earnings	3,798,590
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	206,129,578
Total accumulated earnings (losses)	209,928,168
Other	—
Paid-in capital	264,187,105
Total net assets	$474,115,273
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2025, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2025, the Fund did not incur any net late year ordinary or capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2022, 2023, 2024, and 2025 remain open to federal and state audit. As of December 31, 2025, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025
As of December 31, 2025, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$264,130,876	$213,473,273	$(7,343,664)	$206,129,609
F. Expenses
The Fund will pay all expenses directly related to its operations.
G. Segment Reporting
An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Chief Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $10,000. Prior to July 1, 2025, the financial reporting fee was $9,250.
Chartwell manages the Fund’s portfolio subject to First Trust’s supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid monthly by First Trust out of its investment advisory fee.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNY”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNY is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNY is responsible for custody of the Fund’s assets. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation, Risk and Regulatory Oversight Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended December 31, 2025, were $79,990,695 and $109,292,437, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at December 31, 2025, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	$ —	Options written, at value	$ 377,255
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2025, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$(4,098,694)
Net change in unrealized appreciation (depreciation) on written options contracts	194,359
During the fiscal year ended December 31, 2025, the premiums for written options opened were $14,954,973, and the premiums for written options closed, exercised and expired were $14,761,794.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Enhanced Equity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Equity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
February 24, 2026
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the year ended December 31, 2025, the amount of long-term capital gain distributions designated by the Fund was $27,779,212 which is taxable at the applicable capital gain tax rates for federal income tax purposes.
Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2025, 100.00% qualified for the corporate dividends received deduction available to corporate shareholders. The Fund hereby designates as qualified dividend income 100.00% of its ordinary income distributions (including short-term capital gain, if applicable), for the year ended December 31, 2025.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of May 1, 2025, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 21, 2025. At the Annual Meeting, James A. Bowen, Niel B. Nielson and Bronwyn Wright were elected by the Common Shareholders of First Trust Enhanced Equity Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2028. The number of votes cast in favor of Mr. Bowen was 16,013,249 and the number of votes withheld was 555,058.  The number of votes cast in favor of Mr. Nielson was 16,020,964 and the number of votes withheld was 547,343. The number of votes cast in favor of Ms. Wright was 10,253,074 and the number of votes withheld was 6,315,233. Denise M. Keefe, Robert F. Keith, Thomas R. Kadlec and Richard E. Erickson are the other current and continuing Trustees.

Investment Objective, Policies and Risks
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended December 31, 2025. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objective
The Fund’s investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation.
Principal Investment Policies
Under normal market conditions, the Fund pursues an integrated investment strategy in which it invests substantially all of its Managed Assets (as defined below) in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing basis writes (sells) covered call options.  Common stocks are selected by the Sub-Advisor by utilizing a combination of its proprietary quantitative/qualitative selection criteria.  The covered call options written (sold) by the Fund are normally against the equity securities that are held in the Fund’s portfolio with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund’s investment objective.
“Managed Assets” means the average daily gross assets of the Fund minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Common Shares and accrued liabilities (including the value of call options written (sold)).
Under normal market conditions the Fund seeks to produce a high level of current income and gains primarily from the premium income it receives from writing (selling) call options, from the dividends received on the equity securities held in the Fund’s portfolio, and to a lesser extent, from capital appreciation in the value of equity securities underlying such covered call options.
•
Common Stock/Equity Securities: The Sub-Advisor selects common stocks and equity securities by utilizing its proprietary quantitative/qualitative selection criteria, which focuses on sectors, industries and individual common stocks and equity securities that exhibit strong fundamental characteristics.
 o
The Fund invests substantially all, but in no event less than 90%, of its Managed Assets in common stocks and other equity securities such as Real Estate Investment Trusts, Master Limited Partnerships and Investment Companies (including exchange-traded funds and business development companies).
 o
The Fund may invest up to 20% of its Managed Assets in U.S. dollar-denominated equity securities of foreign issuers.
 o
The Fund may invest up to 10% of its Managed Assets in equity securities of other investment companies that invest primarily in securities of the type in which the Fund may invest directly.
 o
The Fund may invest up to 25% of its Managed Assets in the equity securities of issuers in a single industry of the economy.
•
Covered Call Options: The Fund writes (sells) covered call options, which may include Long-Term Equity AnticiPation Securities (“LEAPS®”), held against the equity securities held in the Fund’s portfolio with strike prices (defined below) and expiration dates (defined below) that are collectively intended to provide risk/reward characteristics that are consistent with the Fund’s investment objective.
 o
The Fund’s Sub-Advisor writes (sells) call options as determined to be appropriate, consistent with the Fund’s investment objective.
 o
The Fund writes (sells) options that are considered “covered” because the Fund owns equity securities against which the options are written (sold).  The number of call options the Fund can write (sell) is limited by the number of equity securities the Fund holds in its portfolio.
 o
The Fund does not write (sell) “naked” options, i.e., options on more equity securities than are held in the Fund’s portfolio.
 o
When the Fund writes (sells) a call option, it sells to the buyer (the “option holder”) the right, but not the obligation, to purchase a particular asset (the underlying equity security) from the Fund at a fixed price (the “strike price”) on or before a specified date (the “expiration date”).  In exchange for the right to purchase the underlying equity security, the option holder pays a fee (a “premium”) to the Fund.  The Fund typically utilizes “American-style” options, which may be exercised at any time between the date of purchase and the expiration date.  The Fund may write (sell) “European-style” options, which may be exercised only during a specified period of time just prior to the expiration date.

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025 (Unaudited)
 o
A call option normally represents the right to purchase 100 shares of the underlying equity security.
 o
Conventional listed call options have expiration dates which generally can be up to nine months from the date the call options are first listed for trading.  Longer-term call options, such as LEAPS®, can have expiration dates up to three years from the date of listing.
 o
The Fund primarily writes (sells) call options which are “out-of-the-money”, meaning options with a strike price above the current market price of the underlying equity security.  The Fund may write (sell) “in-the-money” (call options with a strike price below the current market price of the underlying equity security) and “at-the-money” (call options with a strike price equal to the current price of the underlying equity security).  In-the-money and at-the-money call options may be written (sold) as a defensive measure to protect against a possible decline in the underlying security.
In addition to the Fund’s use of covered call option writing (selling), the Fund may, but is not required to, use various hedging and strategic transactions to facilitate portfolio management and mitigate risks.  In utilizing these strategic transactions, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions.  The Fund may purchase derivative investments that combine features of these instruments. To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.
The Fund’s investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as further detailed below.  The remainder of the Fund’s investment policies, unless otherwise stated, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees of the Fund without approval of the holders of the Fund’s Common Shares.  The Fund will provide investors with at least 60 days prior notice of any change in the Fund’s investment strategy.
Fundamental Investment Policies
Except as provided below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares:
(1)
issue senior securities, as defined in the 1940 Act, other than the borrowings permitted by investment restriction (2) set forth below;
(2)
borrow money, except as permitted by the 1940 Act;
(3)
act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;
(4)
purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;
(5)
purchase or sell physical commodities (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;
(6)
make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;
(7)
with respect to 75% of its total assets, purchase any securities, if as a result more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation; and
(8)
invest 25% or more of its total assets in securities of issuers in any single industry, provided there shall be no limitation on the purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
For the purpose of applying the limitation set forth in subparagraph (7) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025 (Unaudited)
security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.
Under the 1940 Act, when used with respect to particular shares of the Fund, a “majority of the outstanding” Common Shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting shares are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting shares, whichever is less.

Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, files reports, proxy statements and other information that is available for review.  The order of the below risk factors does not indicate the significance of any particular risk factor.
Asia Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers, in addition to the risks associated with investments in non-U.S. securities generally. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025 (Unaudited)
and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A future public health crisis, and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.

Depositary Receipts Risk. Depositary receipts represent equity interests in a foreign company that trade on a local stock exchange. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests.  Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuers or their industries occur.  An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure.  Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Europe Risk. The Fund is subject to certain risks associated specifically with investments in securities of European issuers, in addition to the risks associated with investments in non-U.S. securities generally. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (“EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025 (Unaudited)
Kingdom and the EU, the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Income Risk. Net investment income paid by the Fund to its common shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund’s portfolio and short-term gains thereon.  Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund’s portfolio can vary widely over time.  Dividends on equity securities are not fixed but are declared at the discretion of an issuer’s board of directors.  There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels.  The Fund cannot assure as to what percentage of the distributions paid on the common shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Industry and Sector Risk. The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry.  If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy.  Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.
The Fund may invest 25% or more of its total assets in securities of issuers in a single sector. Currently, the Fund makes significant investments in equity securities of companies in the information technology sector. Information technology companies produce and provide hardware, software and information technology systems and services.  Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs.  Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Investment Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions.  When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Management Risk and Reliance on Key Personnel. In managing the Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not produce the desired result.  Additionally, the implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace.  The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value.  The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025 (Unaudited)
perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (iv) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (v) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vi) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process or calculate or disseminate its NAV in a timely manner. The Fund relies on third-parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions.  The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund’s portfolio as determined to be appropriate by the Fund’s Sub-Advisor, consistent with the Fund’s investment objective. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.  In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. The ability to successfully implement the Fund’s investment strategy depends on the Sub-Advisor’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

Potential Conflicts of Interest Risk. First Trust, Chartwell and the portfolio managers have interests which may conflict with the interests of the Fund.  In particular, First Trust and Chartwell currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund.

REIT Risk. Real estate investment trusts (“REITs”) typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. Additionally, REITs may have limited diversification due to investment in a limited number of properties or a particular market segment and are subject to the risks associated with obtaining financing for real property. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may also have a relatively small market capitalization which may result in their shares experiencing less market liquidity and

Investment Objective, Policies and Risks (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025 (Unaudited)
greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates. Additionally, certain REITs charge management fees, which may result in layering of management fees paid by the Fund.

Small- and/or Mid-Capitalization Companies Risk. Small and/or mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Board of Trustees and Officers
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Thomas J. Driscoll, Trustee (1961)	• Three Year Term • Since 2025	Retired; Partner, Deloitte LLP and Deloitte Tax LLP (1998 to January 2024)	325	None
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	325	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	325
Director, National Futures
Association; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd.,
ADMIS Singapore, Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	325
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (2021 to 2024); and
Director of MobileHelp
(2022 to 2024)

Robert F. Keith, Trustee (1956)	• Three Year Term • Since June 2006	President, Hibs Enterprises (Financial and Management Consulting)	325	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	325	None

(1)
Currently, Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2026 annual meeting of shareholders. Thomas J. Driscoll, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2027 annual meeting of shareholders. James A. Bowen, Niel B. Nielson, and Bronwyn Wright, as Class III Trustees, are serving as trustees until the Fund’s 2028 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bronwyn Wright, Trustee (1971)	• Three Year Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	325	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	325	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, Stonebridge Advisors LLC (Investment Advisor)
Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	International General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Enhanced Equity Income Fund (FFA)
December 31, 2025 (Unaudited)
FIRST TRUST FUNDS PRIVACY POLICY
The First Trust Funds value their relationship with you and consider your privacy a priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information while providing you with the products/services you request or authorize.
SOURCES OF INFORMATION
We collect nonpublic personal information (NPPI) about you through our transfer agents that collect, use and maintain the information needed to administer your account with us.  The NPPI is received by the transfer agent from your broker-dealer, investment professional or financial representative on your behalf through applications or other documentation you provide to establish your account with us.
We also collect information when you visit our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
INFORMATION COLLECTED
The type of NPPI we collect through our transfer agent may include your name, address, social security number, date of birth and other NPPI necessary for the transfer agent to administer your account and verify your identity under federal law.
DISCLOSURE OF INFORMATION
We do not disclose, and do not authorize our transfer agents to disclose, NPPI about our customers or former customers to anyone, except as permitted by law. In addition to using this information to administer your account and verify your identity through our transfer agents, the permitted uses may also include the disclosure of NPPI to other unaffiliated third-parties for the following reasons:
•
to assist us in the distribution of First Trust materials such as trustees, banks, investment advisor or broker-dealer representatives, proxy services, solicitors and printers;
•
if you direct us to do so.
•
when required by law or in other legally limited circumstances, such as to protect your account from fraud.
PROTECTION OF NPPI COLLECTED
The First Trust Funds engage trusted transfer agents who are subject to the Regulation S-P data protection requirements and must protect your NPPI from unauthorized access and use through security measures that comply with federal law. The First Trust Funds take reasonable measures to review and monitor transfer agent compliance with these requirements and transfer agent cybersecurity and breach risk through third party software and other safeguards.
USE OF WEBSITE ANALYTICS
We currently use third party analytics tools, Google Analytics and Matomo to gather information for purposes of improving our website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make our website better and more useful to our users. The information collected does not include any NPPI unless you voluntarily provide that information through the website for us to contact you in order to answer your questions or respond to your requests. You should not provide NPPI on our website if you do not want your information to be used by these services. To find out how to opt-out of these services click on: Google Analytics and Matomo Analytics Platform.
CONFIDENTIALITY AND SECURITY
Certain employees of our investment advisor, First Trust Advisors L.P. and our distributor, First Trust Portfolios L.P. may have access to information about you but do not receive NPPI. The information accessed is protected using physical, electronic and procedural safeguards.
POLICY UPDATES AND INQUIRIES
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly.
December 2025

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Enhanced Equity Income Fund (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable to the Registrant.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 19(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Thomas J. Driscoll, Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $40,000 for the fiscal year ended 2024 and $40,000 for the fiscal year ended 2025.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $14,397 for the fiscal year ended 2024 and $14,000 for the fiscal year ended 2025.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2024 and $0 for the fiscal year ended 2025.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2024 were $14,397 for the Registrant, $28,080 for the Registrant’s investment advisor and $0 for the Registrant’s distributor; and for the fiscal year ended 2025 were $14,000 for the Registrant, $28,620 for the Registrant’s investment advisor and $0 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable to the Registrant.
(j)	Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Thomas J. Driscoll, Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to the Registrant.
(b)	Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

There were no approvals of an investment advisory contract during the Registrant’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of the date of filing of this N-CSR.

Chartwell Investment Partners, LLC (“Chartwell”), a wholly owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. The Chartwell Portfolio Management Team consists of the following:

Douglas W. Kugler, CFA

Senior Portfolio Manager

Mr. Kugler is a Senior Portfolio Manager on Chartwell’s large-cap equity portfolio management team and has over 27 years of investment industry experience. His areas of focus include the Consumer Discretionary, Energy, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor’s degree in Accounting from the University of Delaware.

Jeffrey D. Bilsky,

Senior Portfolio Manager

Jeffrey D. Bilsky is a Portfolio Manager on Chartwell's equity investment team managing the Dividend Value Strategy and has over 19 years of investment industry experience. His areas of focus include the Energy, Utilities, Information Technology and Staples sectors of the market. He is also a member of the Brokerage Committee. Prior to joining Chartwell, Jeff was employed at Cruiser Capital, where he served as a Research Analyst. Previously, he was a Vice President in Institutional Sales and Trading at Hudson Securities. Earlier in his career, Mr. Bilsky worked at Bank of America as an Analyst in Institutional Sales and Trading.

The investment team for the First Trust Enhanced Equity Income Fund consists of two portfolio managers with an average of 23 years of investment experience. All team members (portfolio managers and analysts) conduct fundamental research and meet with company management. Purchase and sale decisions are discussed among the team members; however, final decision-making responsibility rests with Mr. Kugler. In addition, while each team member may be consulted on any options transactions involving the portfolio, Mr. Kugler has full responsibility for decisions involving the options program. Mr. Bilsky provides fundamental research to the team as needed as well as participating in discussions surrounding portfolio positioning and portfolio transactions.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of December 31, 2025

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

Douglas W. Kugler	Registered Investment Companies	0	$0	0	$0
Douglas W. Kugler	Other Pooled Investment Vehicles	1	$1.7 million	0	$0
Douglas W. Kugler	Other Accounts	20	$669.4 million	0	$0
Jeffrey D. Bilsky	Registered Investment Companies	2	$753.6 million	0	$0
Jeffrey D. Bilsky	Other Pooled Investment Vehicles	1	$1.7 million	0	$0
Jeffrey D. Bilsky	Other Accounts	11,238	$5,065.4 million	0	$0

Potential Conflicts of Interests

The portfolio managers manage other accounts for Chartwell including institutional portfolios of similar investment styles. None of these portfolio managers manage any hedge funds nor any accounts with performance-based fees. When registered funds and investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in our Trade Allocation Policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price. On a monthly basis, a member of our Finance team, oversees the performance calculation process handled in Operations, and completes a spreadsheet of monthly portfolio returns by client. The Finance Officer provides this spreadsheet to the CEO, CCO and various investment personnel for their review. Any performance dispersion noted by anyone on the distribution list is investigated whereby the Finance Officer reviews the underlying transactional detail, holdings & security weightings by portfolio. This monthly process ensures that all portfolios that are managed under the same investment product are treated fairly and traded in accordance with firm policy.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of December 31, 2025

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, and an annual profit-sharing contribution to the firm's retirement plans (both 401k and ESOP).

A portfolio manager's and analyst's base salary is determined by senior leadership and is reviewed at least annually. A portfolio manager's and analyst's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary.

(a)(4) Disclosure of Securities Ownership as of December 31, 2025

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Douglas W. Kugler	$100,001-$500,000
Jeffrey D. Bilsky	None

(b)	Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Registrant did not engage in any securities lending activity during its most recent fiscal year.

(b)	The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies as required by Item 12 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Enhanced Equity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2026
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 11, 2026

* Print the name and title of each signing officer under his or her signature.